UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 26, 2024 (July 24, 2024)

TRANSOCEAN LTD.

(Exact name of Registrant as specified in its charter)

Switzerland	001-38373	98-0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Turmstrasse 30
Steinhausen, Switzerland	CH-6312

(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (41) 749-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol	Name of each exchange on which registered:
Shares, $0.10 par value	RIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is being filed by Transocean Ltd. (the “Company”) to amend Item 7.01 of the Current Report on Form 8-K filed by the Company on July 24, 2024 (the “Original Form 8-K”), solely to correct certain information reported by the Company on July 24, 2024, including in the Company’s Fleet Status Report dated July 24, 2024 (the “FSR”), each as described below.  All other information reported by the Company on July 24, 2024, including in the FSR, remains unchanged.

The Company’s previously reported backlog of approximately $8.8 billion as of July 24, 2024, was based upon a backlog of $8.754 that was incorrect due to an administrative error.  The Company’s correct total backlog as of July 24, 2024, is approximately $8.641 billion.  Additionally, the FSR reflected (i) an incorrect dayrate for the Transocean Spitsbergen of $431,000 for segments Nov-23 to Jan-25 and Mar-25 to Jul-25, (ii) incorrect Estimated Average Contract Dayrates for our Ultra-Deepwater Floaters for Q1 2025 of $431,000 and for Q2 2025 of $430,000, and (iii) incorrect historical Estimated Start Dates for the current contract segments for the Transocean Enabler and Transocean Encourage.  The correct dayrate for the Transocean Spitsbergen for the segments referenced above is $341,000, and the correct Estimated Average Contract Dayrates for our Ultra-Deepwater Floaters for Q1 2025 and Q2 2025 are $432,000 and $436,000, respectively.  The correct Estimated Start Dates for the current segments for each of the Transocean Enabler and Transocean Encourage is July 2024.

Item 7.01Regulation FD Disclosure.

The Company’s corrected Fleet Status Report is a replacement of the FSR furnished on the Original Form 8-K. The foregoing information and the corrected Fleet Status Report attached as Exhibit 99.1 to this amendment to Current Report on Form 8-K/A are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Fleet Status Report dated July 24, 2024
101	Interactive data files pursuant to Rule 405 of Regulation S-T formatted in Inline Extensible Business Reporting Language
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: July 26, 2024	By:	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person